UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 28, 2014

ENERGY FOCUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-24230	94-3021850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

32000 Aurora Road
Solon, Ohio	44139
(Address of principal executive offices)	(Zip Code)

(440) 715-1300

(Registrant’s telephone number,
including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2014, the Board of Directors (the “Board”) of Energy Focus, Inc., a Delaware corporation (the “Company”), approved the following compensation awards and arrangements for James Tu, its Executive Chairman and Chief Executive Officer:

●	a cash bonus of $80,000 for the 2013 calendar year to be paid as soon as practical; and
●	an annual salary for 2014 of $250,000 paid in accordance with the Company’s normal payroll practice.

In addition, the Board determined that Mr. Tu will be eligible for a discretionary bonus of up to 50 percent of his 2014 annual salary. Such bonus will be determined by the Board and will be based upon the Company’s financial results for 2014, as well as Mr. Tu’s performance during the period.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2014
ENERGY FOCUS, INC.

	By	: /s/ Frank Lamanna
Name: Frank Lamanna
Title: Chief Financial Officer

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